                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 2, 1998
                                                        ---------------


                                 Metrocall, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-21924                   54-1215634
          --------                     -------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   file number)             Identification No.)



                 6677 Richmond Highway, Alexandria, Virginia
                 -------------------------------------------
                  (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (703) 660-6677

ITEM 2.     ACQUISITIONS OR DISPOSITIONS OF ASSETS

            On October 2, 1998, Metrocall, Inc. ("Registrant" or "Metrocall") completed the transactions contemplated by the Stock Purchase Agreement dated as of June 26, 1998 ("Stock Purchase Agreement") between Metrocall, AT&T Wireless Services, Inc. ("Wireless"), McCaw Communications Companies, Inc. and AT&T Two Way Messaging Communications, Inc. Pursuant to the Stock Purchase Agreement, Metrocall acquired the stock of certain subsidiaries of Wireless that operated the paging and messaging services business of AT&T Corp. and also acquired a 50KHz/50KHz Narrowband Personal Communications Services license. The purchase price for the acquisition (subject to post-closing adjustments, if any) consisted of $110 million in cash and $95 million in stated value of a new series of convertible preferred stock of the Registrant designated as Series C Convertible Preferred Stock. The cash portion of the purchase price was funded by draws under a new $100 million term loan facility (described below) and Metrocall's revolving credit facility.

ITEM 5.     OTHER EVENTS

(a) SERIES C CONVERTIBLE PREFERRED STOCK. On October 2, 1998, in connection with the AT&T acquisition described above, Metrocall issued 95,000 shares of a new series of convertible preferred stock of the Registrant designated as Series C Convertible Preferred Stock (the "Series C Preferred") with an aggregate stated value of $95 million. Metrocall's stockholders approved the issuance of the Series C Preferred on September 29, 1998. The terms of the Series C Preferred are set forth in a Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series C Convertible Preferred Stock of Metrocall, Inc. ("Certificate of Designation"). Dividends are payable in cash or additional shares of Series C Preferred, at Registrant's option, semi-annually on outstanding shares of Series C Preferred at an annual rate of 8% of stated value. The Series C Preferred is convertible into Metrocall common stock beginning October 1, 2003. Each share is convertible into the number of shares of Metrocall common stock equal to the stated value divided by $10.40, subject to anti-dilution adjustments. The Series C Preferred is also convertible upon certain change of control events, as defined in the Certificate of Designation. Metrocall has the right to redeem the Series C Preferred beginning October 1, 2001, and must redeem the Series C Preferred on October 1, 2010. The Series C Preferred is not transferrable for 18 months after issuance. The Series C Preferred ranks junior to Registrant's existing Series A Convertible Preferred Stock and Series B Junior Convertible Preferred Stock and to future issues of senior securities. Metrocall will be required to register the Series C Preferred and/or the common stock into which it is convertible pursuant to a registration rights agreement (the "Registration Rights Agreement.")

(b) INCREASE IN NUMBER OF AUTHORIZED COMMON SHARES. On September 29, 1998 Metrocall's stockholders approved an increase in the number of authorized shares of Metrocall common stock from 80 million to 100 million.

(c) SENIOR CREDIT FACILITY. On October 2, 1998, Metrocall and its bank lenders amended Registrant's existing credit agreement (as amended, the "Credit Facility") to establish a new $100 million term loan facility. Under the Credit Facility, subject to certain conditions, Metrocall may borrow up to $400 million under three loan facilities. Facility A is a $175 million reducing revolving credit facility, Facility B is a $125 million term loan facility and Facility C is $100 million term loan facility. Amounts repaid under Facility B and Facility C may not be reborrowed. The Credit Facility is secured by substantially all the assets of the Registrant. Required quarterly repayments begin on March 31, 2000 and continue through December 31, 2004 for the Facility A and Facility B commitments and through March 31, 2005 for the Facility C commitment.

            The Credit Facility contains various covenants that, among other restrictions, require the Registrant to maintain certain financial ratios, including total debt to annualized operating cash flow (not to exceed 6.0 to 1.0 through December 31, 1998 and declining thereafter), senior debt to annualized operating cash flow, annualized operating cash flow to pro forma debt service, total sources of cash to total uses of cash and operating cash flow to interest expense (in each case, as such terms are defined in the Credit Facility). The covenants also limit additional indebtedness and future mergers and acquisitions without the approval of the lenders and restrict the payment of cash dividends and other stockholder distributions by the Registrant during the term of the Credit Facility. The Credit Facility also prohibits certain changes in ownership control of the Registrant during the term of the Credit Facility.

(d) The foregoing summaries of the terms of the Stock Purchase Agreement, the Certificate of Designation, the Registration Rights Agreement and the Credit Facility are qualified in their entirety by reference to the Stock Purchase Agreement, the Certificate of Designation, the Registration Rights Agreement and the Credit Facility, which are included in the Exhibits hereto.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

(a) FINANCIAL STATEMENTS. The Registrant has previously filed the information required by this item on a Definitive Proxy Statement on Form 14A filed with the Securities and Exchange Commission on August 31, 1998 and such information is incorporated herein by reference.

(b) PRO FORMA FINANCIAL INFORMATION. The Registrant has previously filed the information required by this item on a Definitive Proxy Statement on Form 14A filed with the Securities and Exchange Commission on August 31, 1998 and such information is incorporated herein by reference.

(c)         EXHIBITS

Exhibit     Description

2.1 Stock Purchase Agreement by and among Metrocall, Inc. and AT&T Wireless Services, Inc., McCaw Communications Companies, Inc. and AT&T Two Way Messaging Communications, Inc. dated June 26, 1998 (the "Stock Purchase Agreement."). (a)

4.1 Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series C Convertible Preferred Stock of Metrocall, Inc. (the "Certificate of Designation"). *

10.1        Registration Rights Agreement. *

10.2 Third Amended and Restated Loan Agreement by and among Metrocall, certain lenders and Toronto Dominion (Texas), Inc. as administrative agent, dated October 2, 1998 (the "Credit Facility"). *

(a) Incorporated by reference to Metrocall's Definitive Proxy Statement on Form 14A filed with the Securities and Exchange Commission on August 31, 1998.

 *  Exhibit filed herewith.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METROCALL, INC.

                                    By:   /s/ Vincent D. Kelly
                                       -----------------------------------------
                                          Vincent D. Kelly
                                          Chief Financial Officer and Treasurer

Date: October 16, 1998

                                  EXHIBIT INDEX

Exhibit     Description

2.1 Stock Purchase Agreement by and among Metrocall, Inc. and AT&T Wireless Services, Inc., McCaw Communications Companies, Inc. and AT&T Two Way Messaging Communications, Inc. dated June 26, 1998 (the "Stock Purchase Agreement."). (a)

4.1 Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series C Convertible Preferred Stock of Metrocall, Inc. (the "Certificate of Designation"). *

10.1        Registration Rights Agreement. *

10.2 Third Amended and Restated Loan Agreement by and among Metrocall, certain lenders and Toronto Dominion (Texas), Inc. as administrative agent, dated October 2, 1998 (the "Credit Facility"). *

(a) Incorporated by reference to Metrocall's Definitive Proxy Statement on Form 14A filed with the Securities and Exchange Commission on August 31, 1998.

 *  Exhibit filed herewith.